UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

SYMYX TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27765	77-0397908
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Central Expressway		95051
Santa Clara, California		(Zip Code)
(Address of principal executive offices)

(408) 764-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2007, the Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of Symyx Technologies, Inc. (the “Company”), pursuant to authority delegated to the Committee by the Board, approved and confirmed titles, 2008 salaries, proposed 2008 cash bonus award amounts and non-qualified stock option awards for the following executive officers of the Company:

Officer	Title	Base Salary (effective November 1, 2007)	2008 Target Bonus (as Percentage of Base Salary)	Stock Options Granted

Gerard A. Abraham	President, Symyx Tools	$290,000	65%	100,000

Richard Boehner	President, Symyx Research	$300,000	65%	100,000

Timothy E. Campbell	President, Symyx Software	$310,000	65%	120,000

Kevin Cronin	Senior Vice President, Sales	$250,000	80%	50,000

Rex S. Jackson	Executive Vice President and Chief Financial Officer	$330,000	65%	120,000

The Committee approved target bonus amounts for each executive officer listed above pursuant to the Symyx 2007 Executive Annual Cash Incentive Plan (the “Plan”), a copy of which is attached as Appendix B to the Company’s Notice and Proxy Statement for the 2007 Annual Meeting of Stockholders on June 12, 2007, as filed with the Commission on April 27, 2007 on Schedule 14A, and is incorporated herein by reference.  Plan compensation will be paid only upon the achievement of specific performance goals established by the Committee within the first 90 days of 2008, subject to the terms of the Plan.

The stock options to purchase the Company’s Common Stock listed above were granted on November 2, 2007 under the Company’s 2007 Stock Incentive Plan (the “2007 Plan”).  The Committee also granted options to purchase 200,000 shares of the Company’s Common Stock to Isy Goldwasser, the Company’s Chief Executive Officer.  The stock options have a five-year term and vest 20% on March 1, 2009, 40% on March 1, 2010 and 40% on March 1, 2011, provided the award recipient remains an employee in good standing through the applicable date.  A copy of the 2007 Plan was previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (No. 000-27765) on August 7, 2007 and is incorporated herein by reference.  A copy of the standard form of stock option agreement under the 2007 Plan is filed as Exhibit 10.29 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.29	Form of Stock Option Agreement under the Symyx Technologies, Inc. 2007 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC.

Date: November 8, 2007	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.29	Form of Stock Option Agreement under the Symyx Technologies, Inc. 2007 Stock Incentive Plan